                                                                      EXHIBIT 10



                          [Letter of Bank of America]



                                August 26, 1996



James G. Duff
Chairman and Chief Executive
USL Capital Corporation
733 Front Street
San Francisco, CA  94111

     Re:  Modification of Section 7.3 of the Asset Purchase Agreement
          -----------------------------------------------------------

Dear Mr. Duff:

     This confirms our agreement to modify Sections 7.3(a) and 7.3(h) of the Asset Purchase Agreement dated August 5, 1996 by and among USL Capital Corporation and Ford Motor Credit Company ("Seller"), and BA Leasing & Capital Corporation ("Buyer"). These sub-sections are modified only to the extent reflected in this letter. Please be advised that the capitalized terms used in this letter shall retain the meanings assigned to them in the Asset Purchase Agreement.

     Buyer and Seller have agreed that with respect to Section 7.3(a), the 20 day time period within which Buyer has to offer employment to Employees, and the 20 day time period within which Buyer has to deliver to Seller a list of employment offers made by Buyer, shall each be extended by five days.

     The parties additionally agree that with respect to Section 7.3(h), Buyer will also reimburse Seller for the costs actually incurred by Seller under the Severance Plans (as described in Section 7.3(h)) with respect to up to six Employees terminated by Seller no later than December 31, 1996.

James G. Duff
August 26, 1996
Page 2



     Please acknowledge your agreement to the provisions in this letter by signing below and returning one copy to me.

                              Sincerely,


                              /s/ Terri L. Kwiatek
                              --------------------
                              Terri Kwiatek, Sr. Vice President
                              BA Leasing and Capital Corporation



Agreed and Accepted:

USL Capital Corporation

By:   /s/ [signature]
     ----------------

Date:     8/26/96
       ----------



Ford Motor Credit Company

By:   /s/ [signature]
     ----------------

Date:
       ----------